MCN | Madison Covered Call & Equity Strategy Fund | March 31, 2023

Covered Call & Equity Strategy Fund Portfolio of Investments (unaudited)

	Shares	Value (Note 1,3)
COMMON STOCKS - 80.0%
Communication Services - 6.2%
Alphabet, Inc., Class C * (A)	32,000	$3,328,000
Comcast Corp., Class A	31,500	1,194,165
Lumen Technologies, Inc.	124,000	328,600
T-Mobile U.S., Inc. * (A)	32,000	4,634,880
		9,485,645
Consumer Discretionary - 10.2%
Amazon.com, Inc. * (A)	34,000	3,511,860
Las Vegas Sands Corp. * (A)	124,000	7,123,800
Lowe's Cos., Inc. (A)	12,000	2,399,640
Nordstrom, Inc. (A)	156,000	2,538,120
		15,573,420
Consumer Staples - 5.8%
Archer-Daniels-Midland Co. (A)	20,000	1,593,200
Constellation Brands, Inc., Class A (A)	15,000	3,388,350
Keurig Dr Pepper, Inc. (A)	45,000	1,587,600
Target Corp. (A)	14,500	2,401,635
		8,970,785
Energy - 14.6%
APA Corp. (A)	117,000	4,219,020
Baker Hughes Co. (A)	171,000	4,935,060
Diamondback Energy, Inc. (A)	20,500	2,770,985
EOG Resources, Inc. (A)	21,000	2,407,230
EQT Corp. (A)	63,000	2,010,330
Transocean Ltd. *	940,000	5,978,400
		22,321,025
Equity Real Estate Investment Trusts (REITs) - 2.8%
American Tower Corp., REIT (A)	21,000	4,291,140
Financials - 12.1%
BlackRock, Inc. (A)	5,700	3,813,984
CME Group, Inc. (A)	23,800	4,558,176
Fiserv, Inc. * (A)	17,400	1,966,722
JPMorgan Chase & Co. (A)	31,700	4,130,827
PayPal Holdings, Inc. * (A)	53,800	4,085,572
		18,555,281
Health Care - 8.2%
AmerisourceBergen Corp. (A)	23,000	3,682,530
CVS Health Corp. (A)	48,500	3,604,035
Danaher Corp. (A)	9,000	2,268,360
Medtronic PLC (A)	37,300	3,007,126
		12,562,051
Industrials - 4.0%
3M Co.	12,500	1,313,875
Fastenal Co. (A)	30,000	1,618,200
Jacobs Solutions, Inc. (A)	13,000	1,527,630
United Parcel Service, Inc., Class B (A)	9,000	1,745,910
		6,205,615

See accompanying Notes to Portfolios of Investments.

MCN | Madison Covered Call & Equity Strategy Fund | March 31, 2023

Covered Call & Equity Strategy Fund Portfolio of Investments (unaudited)

Information Technology - 6.9%
Adobe, Inc. * (A)	12,100	4,662,977
Ciena Corp. * (A)	62,000	3,256,240
Microsoft Corp. (A)	9,000	2,594,700
		10,513,917

Materials - 5.0%
Barrick Gold Corp. (A)	233,500	4,336,095
Newmont Corp. (A)	67,000	3,284,340
		7,620,435
Utilities - 4.2%
AES Corp. (A)	140,000	3,371,200
NextEra Energy, Inc. (A)	40,000	3,083,200
		6,454,400
Total Common Stocks ( Cost $142,254,431 )		122,553,714
EXCHANGE TRADED FUNDS - 1.8%
VanEck Gold Miners ETF (A)	84,000	2,717,400
Total Exchange Traded Funds ( Cost $2,829,237 )		2,717,400
SHORT-TERM INVESTMENTS - 19.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class, (B), 4.70%	30,256,022	30,256,022
Total Short-Term Investments ( Cost $30,256,022 )		30,256,022
TOTAL PUT OPTIONS PURCHASED - 0.3% ( Cost $2,607,310)		414,400
TOTAL INVESTMENTS - 101.8% ( Cost $177,947,000 )		155,941,536
TOTAL CALL & PUT OPTIONS WRITTEN - (1.8%)		(2,686,251)
NET OTHER ASSETS AND LIABILITIES – (0.0)%		(84,338)
TOTAL NET ASSETS - 100.0%		$153,170,947

*    Non-income producing.
(A)All or a portion of these securities' positions, with a value of $116,456,074, represent covers (directly or through conversion rights) for outstanding options written.
(B)7-day yield.
ETF    Exchange Traded Fund.
PLC    Public Limited Company.
REIT    Real Estate Investment Trust.
Purchased Option Contracts Outstanding at March 31, 2023

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid	Unrealized Appreciation/ (Depreciation)
Put Options Purchased
S&P 500 Index	$ 3,900.00	4/21/23	320	$ 124,800,000	$ 414,400	$ 2,607,310	$ (2,192,910)
Total Put Options Purchased					$ 414,400	$ 2,607,310	$ (2,192,910)

See accompanying Notes to Portfolios of Investments.

MCN | Madison Covered Call & Equity Strategy Fund | March 31, 2023

Covered Call & Equity Strategy Fund Portfolio of Investments (unaudited)

Written Option Contracts Outstanding at March 31, 2023

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums (Received)	Unrealized Appreciation (Depreciation)
Call Options Written
Adobe, Inc.	$ 400.00	5/19/23	(121)	$ (4,840,000)	$ (132,798)	$ (76,303)	$ (56,495)
AES Corp.	30.00	5/19/23	(250)	(750,000)	—	(13,492)	13,492
Alphabet, Inc., Class C	105.00	5/19/23	(320)	(3,360,000)	(164,000)	(63,977)	(100,023)
Amazon.com, Inc.	110.00	5/19/23	(340)	(3,740,000)	(115,600)	(97,569)	(18,031)
American Tower Corp., REIT	210.00	4/21/23	(40)	(840,000)	(10,100)	(13,559)	3,459
American Tower Corp., REIT	220.00	5/19/23	(140)	(3,080,000)	(38,150)	(47,456)	9,306
AmerisourceBergen Corp.	160.00	5/19/23	(80)	(1,280,000)	(50,250)	(61,884)	11,634
AmerisourceBergen Corp.	165.00	5/19/23	(150)	(2,475,000)	(48,000)	(28,917)	(19,083)
APA Corp.	45.00	4/21/23	(585)	(2,632,500)	(2,048)	(63,859)	61,811
Archer-Daniels-Midland Co.	85.00	6/16/23	(200)	(1,700,000)	(30,500)	(47,794)	17,294
Baker Hughes Co.	34.00	4/21/23	(500)	(1,700,000)	(6,250)	(60,984)	54,734
Baker Hughes Co.	35.00	4/21/23	(396)	(1,386,000)	—	(48,902)	48,902
Barrick Gold Corp.	22.00	6/16/23	(1,170)	(2,574,000)	(35,685)	(50,276)	14,591
BlackRock, Inc.	780.00	4/21/23	(57)	(4,446,000)	—	(99,394)	99,394
Ciena Corp.	50.00	4/21/23	(220)	(1,100,000)	(67,650)	(43,394)	(24,256)
Ciena Corp.	55.00	7/21/23	(400)	(2,200,000)	(123,000)	(73,548)	(49,452)
CME Group, Inc.	190.00	4/21/23	(180)	(3,420,000)	(88,200)	(53,829)	(34,371)
Constellation Brands, Inc., Class A	230.00	5/19/23	(150)	(3,450,000)	(89,250)	(50,845)	(38,405)
CVS Health Corp.	80.00	5/19/23	(245)	(1,960,000)	(27,240)	(42,953)	15,713
CVS Health Corp.	80.00	6/16/23	(240)	(1,920,000)	(16,660)	(29,826)	13,166
Danaher Corp.	260.00	4/21/23	(90)	(2,340,000)	(21,825)	(66,568)	44,743
Diamondback Energy, Inc.	140.00	5/19/23	(205)	(2,870,000)	(105,575)	(87,696)	(17,879)
EOG Resources, Inc.	124.00	4/21/23	(50)	(620,000)	(2,625)	(11,702)	9,077
EOG Resources, Inc.	149.00	4/21/23	(160)	(2,384,000)	—	(57,436)	57,436
EQT Corp.	35.00	4/21/23	(630)	(2,205,000)	(28,980)	(81,899)	52,919
Fastenal Co.	55.00	5/19/23	(300)	(1,650,000)	(44,250)	(40,191)	(4,059)
Fiserv, Inc.	115.00	4/21/23	(174)	(2,001,000)	(30,015)	(36,361)	6,346
Jacobs Solutions, Inc.	125.00	4/21/23	(130)	(1,625,000)	(3,575)	(54,466)	50,891
JPMorgan Chase & Co.	145.00	4/21/23	(157)	(2,276,500)	(2,512)	(41,867)	39,355
JPMorgan Chase & Co.	145.00	7/21/23	(160)	(2,320,000)	(32,400)	(45,993)	13,593
Keurig Dr Pepper, Inc.	36.00	5/19/23	(225)	(810,000)	(15,750)	(14,393)	(1,357)
Las Vegas Sands Corp.	60.00	5/19/23	(1,240)	(7,440,000)	(250,480)	(203,087)	(47,393)
Lowe's Cos., Inc.	210.00	5/19/23	(120)	(2,520,000)	(39,000)	(52,076)	13,076
Medtronic PLC	85.00	5/19/23	(190)	(1,615,000)	(18,050)	(36,222)	18,172
Medtronic PLC	85.00	6/16/23	(183)	(1,555,500)	(36,051)	(36,411)	360
Microsoft Corp.	265.00	4/21/23	(90)	(2,385,000)	(224,550)	(60,656)	(163,894)
Newmont Corp.	52.50	5/19/23	(335)	(1,758,750)	(44,220)	(36,190)	(8,030)
Newmont Corp.	55.00	5/19/23	(335)	(1,842,500)	(25,293)	(36,763)	11,470
NextEra Energy, Inc.	77.50	4/21/23	(280)	(2,170,000)	(50,400)	(46,969)	(3,431)
NextEra Energy, Inc.	75.00	5/19/23	(120)	(900,000)	(54,600)	(21,154)	(33,446)
Nordstrom, Inc.	25.00	4/21/23	(1,560)	(3,900,000)	—	(62,540)	62,540
PayPal Holdings, Inc.	80.00	4/21/23	(538)	(4,304,000)	(55,682)	(83,836)	28,154
T-Mobile U.S., Inc.	150.00	4/21/23	(320)	(4,800,000)	(25,119)	(144,007)	118,888
Target Corp.	170.00	5/19/23	(145)	(2,465,000)	(93,163)	(86,130)	(7,033)
United Parcel Service, Inc., Class B	190.00	5/1923	(90)	(1,710,000)	(94,725)	(59,178)	(35,547)
VanEck Gold Miners ETF	32.00	5/19/23	(420)	(1,344,000)	(84,210)	(41,706)	(42,504)
VanEck Gold Miners ETF	34.00	5/19/23	(420)	(1,428,000)	(46,620)	(42,391)	(4,229)
Total Call Options Written				$ (2,475,051)		$ (2,656,649)	$A $ 181,598

See accompanying Notes to Portfolios of Investments.

MCN | Madison Covered Call & Equity Strategy Fund | March 31, 2023

Covered Call & Equity Strategy Fund Portfolio of Investments (unaudited)

Put Options Written S&P 500 Index	$ 3,800.00	4/21/23	(320)	$(121,600,000)	$ (211,200)	$ (1,661,166)	$ 1,449,966
Total Options Written, at Value					$ (2,686,251)	$ (4,317,815)	$ 1,631,564

See accompanying Notes to Portfolios of Investments.

MCN | Madison Covered Call & Equity Strategy Fund | March 31, 2023

Notes to Portfolio of Investments (unaudited)

1.Portfolio Valuation: Madison Covered Call & Equity Strategy Fund (the "Fund") values securities traded on a national securities exchange are valued at their closing sale price, except for securities traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), which are valued at the NASDAQ official closing price ("NOCP"). If no sale occurs, equities traded on a U.S. exchange or on NASDAQ are valued at the bid price. Options are valued at the mean between the best bid and best ask price across all option exchanges. Debt securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Debt securities having longer maturities are valued on the basis of the last available bid prices or current market quotations provided by dealers or pricing services approved by the Fund. Mutual funds are valued at their net asset value ("NAV"). Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.

At times, the Fund maintains cash balances at financial institutions in excess of federally insured limits. The Fund monitors this credit risk and has not experienced any losses related to this risk.

2.Illiquid Securities: Each fund currently limits investments in illiquid investments, as defined by Rule 22e-4 under the 1940 Act, to 15% of net assets at the time of purchase. An illiquid investment is generally defined as a security that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. At March 31, 2023, there were no illiquid securities held in the funds.

3.Fair Value Measurements: The Fund has adopted Financial Accounting Standards Board (the "FASB") applicable guidance on fair value measurements. Fair value is defined as the price that each fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data "inputs" and minimize the use of unobservable "inputs" and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•Level 1 - unadjusted quoted prices in active markets for identical investments

•Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)

•Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value for the period ended March 31, 2023, maximized the use of observable inputs and minimized the use of unobservable inputs.

There were no transfers between classification levels during the period ended March 31, 2023. As of and during the period ended March 31, 2023, the Fund did not hold securities deemed as Level 3 securities.

The following is a summary of the inputs used as of March 31, 2023, in valuing the Fund's investments carried at fair value:

Description	Level 1	Level 2	Level 3	Value at 3/31/23
Assets:[1]				122,553,714
Common Stocks	$122,553,714	$-	$-	$2,717,400
Exchange Traded Funds	2,717,400	-	-	30,256,022
Short-Term Investments	30,256,022	-	-	414,400
Put Options Purchased	414,400	-	-	155,941,536
Liabilities:[1]	$155,941,536	$-	$-	$(2,686,251)
Options Written	$(2,686,251)	$-	$-	$(2,686,251)
1 Please see the Portfolio of Investments for a listing of all securities within each category.

MCN | Madison Covered Call & Equity Strategy Fund | March 31, 2023

Notes to Portfolio of Investments (unaudited)

Derivatives: The FASB issued guidance intended to enhance financial statement disclosure for derivative instruments and enable investors to understand: a) how and why a fund uses derivative investments, b) how derivative instruments are accounted for, and c) how derivative instruments affect a fund's financial position, and results of operations.

The following table presents the types of derivatives in the Fund and their effect:

	Asset Derivatives
Fund	Derivatives not accounted for as hedging instruments	Fair Value
Covered Call & Equity Strategy Fund	Equity contracts, options purchased	$414,400

	Liability Derivatives
Fund	Derivatives not accounted for as hedging instruments	Fair Value
Covered Call & Equity Strategy Fund	Equity contracts, options written	$(2,686,251)

4.Federal Income Tax Information: At March 31, 2023, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities, as computed on a federal income tax basis for the Fund was as follows:

Cost	$ 177,947,000
Gross appreciation	5,853,059
Gross depreciation	(26,226,959)
Net depreciation	$ (20,373,900)

5.Securities Lending:

The Board of Trustees has authorized the Fund to engage in securities lending with State Street Bank and Trust Company as securities lending agent pursuant to a Securities Lending Authorization Agreement (the “Agreement”) and subject to the Fund's securities lending policies and procedures. Under the terms of the Agreement, and subject to the policies and procedures, the Fund may lend portfolio securities to qualified borrowers in order to generate additional income, while managing risk associated with the securities lending program. The Agreement requires that loans are collateralized at all times by cash or U.S. government securities, initially equal to at least 102% of the value of the domestic securities and 105% of non- domestic securities, based upon the prior days market value for securities loaned. The loaned securities and collateral are marked to market daily to maintain collateral at 102% of the total loaned portfolio. Amounts earned as interest on investments of cash collateral, net of rebates and fees, if any, are included in the Statement of Operations. The primary risk associated with securities lending is loss associated with investment of cash and non-cash collateral. A secondary risk is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Fund could experience delays and costs in recovering securities loaned or in gaining access to the collateral. Under the Agreement, the securities lending agent has provided a limited indemnification in the event of a borrower default. The Fund does not have a master netting agreement.

Cash collateral received for securities on loan are reinvested into the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral is invested in
U.S. treasuries or government securities. As of March 31, 2023, the Fund did not have any securities on loan to brokers/dealers.

6.Discussion of Risks:

Equity Risk: The value of the securities held by the Fund may decline due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Derivatives Risk: The risk that loss may result from investments in options, forwards, futures, swaps and other derivatives instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations.

Option Risk: There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund's potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.

Foreign Investment Risk: Investing in non-U.S. issuers may involve unique risks such as currency, political, and economic risks, as well as lower market liquidity, generally greater market volatility and less complete financial information than for U.S. issuers.

Mid-Cap Company Risk: Mid-Cap companies often are newer or less established companies than larger companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general.

Fund Distribution Risk: In order to make regular quarterly distributions on its common shares, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund's ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the SEC, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund's net investment company

MCN | Madison Covered Call & Equity Strategy Fund | March 31, 2023

Notes to Portfolio of Investments (unaudited)

income and net realized capital gain for that year, the excess will generally constitute a return of the Fund's capital to its common shareholders. Such return of capital distributions generally are tax-free up to the amount of a common shareholder's tax basis in the common shares (generally, the amount paid for the common shares). In addition, such excess distributions will decrease the Fund's total assets and may increase the Fund's expense ratio.

Financial Leverage Risk: The Fund is authorized to utilize leverage through the issuance of preferred shares and/ or the Fund may borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as settlement of transactions. Although the use of any financial leverage by the Fund may create an opportunity for increased net income, gains and capital appreciation for common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with financial leverage proceeds are greater than the cost of financial leverage, the Fund's return will be greater than if financial leverage had not been used. Conversely, if the income or gain from the securities purchased with such proceeds does not cover the cost of financial leverage, the return to the Fund will be less than if financial leverage had not been used. Financial leverage also increases the likelihood of greater volatility of the NAV and market price of, and dividends on, the common shares than a comparable portfolio without leverage.

U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including rising inflation, uncertainty regarding central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine and the impact of the coronavirus (COVID-19) global pandemic. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions.

Industry Concentration Risk: To the extent that the Fund makes substantial investments in a single industry, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting those sectors.

Cybersecurity Risk: The Fund is also subject to cybersecurity risk, which includes the risks associated with computer systems, networks and devices to carry out routine business operations. These systems, networks and devices employ a variety of protections that are designed to prevent cyberattacks. Despite the various cyber protections utilized by the Fund, the Adviser, and other service providers, their systems, networks, or devices could potentially be breached. The Fund, its shareholders, and the Adviser could be negatively impacted as a result of a cybersecurity breach. The Fund cannot control the cybersecurity plans and systems put in place by service providers or any other third parties whose operations may affect the Fund.

Additional Risks: While investments in securities have been keystones in wealth building and management, at times these investments have produced surprises. Those who enjoyed growth and income of their investments generally were rewarded for the risks they took by investing in the markets. Although the Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the Fund, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something to consider in connection with an investment in securities. Unforeseen events could under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the Fund.